                                                                    EXHIBIT 10.8

                AMENDED AND RESTATED RIGHT OF FIRST REFUSAL AND
                -----------------------------------------------
                               CO-SALE AGREEMENT
                               -----------------


          This AMENDED AND RESTATED RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT (the "Agreement") is made as of December 30, 1998, by and among Flycast Communications Corporation, a California corporation (the "Company"); the
                                                           -------
persons listed on the Schedule of Investors attached hereto as Schedule A (the "Investors") and Lawrence G. Braitman, David W. Roth, Richard L. Thompson, Miles
 ---------
Walsh and George Garrick (the "Founders").
                               --------

          1. Certain of the Investors are parties to that certain Series C Preferred Stock Purchase Agreement of even date herewith between the Company and such Investors (the "Purchase Agreement");
                     ------------------

          2. The execution of this Agreement by the parties hereto is a condition to the closing of the transactions contemplated by the Purchase Agreement;

          3. The Company and each Founder have entered into a Common Stock Purchase Agreement with respect to the purchase of shares of Common Stock by the Founder from the Company, which agreement provides for a right of first refusal of the Company with respect to certain transfers of the Common Stock by the Founder.

          4. The parties hereto desire to have this Agreement govern certain transfers of shares of the Company by the Founders;

          5. Certain of the Investors that are holders of the Company's Series A and Series B Preferred Stock (the "Existing Investors") also desire to amend
                                     ------------------
that certain Right of First Refusal and Co-Sale Agreement (the "Prior
                                                                -----
Agreement") dated as of July 11, 1997, by and among the Company, certain of the
---------
Founders and the Existing Investors and restate it in its entirety with this Agreement.

          The parties agree as follows:

          1.  Definitions.
              -----------

              (a) "Stock" shall mean shares of the Company's Common Stock or
                   -----
Preferred Stock now owned or subsequently acquired by the Founders.

              (b) "Preferred Stock" shall mean the Company's outstanding Series
                   ---------------
A, Series B and Series C Preferred Stock.

              (c) "Common Stock" shall mean the Company's Common Stock,
                   ------------
including (i) shares of Common Stock issued or issuable upon conversion of the Company's outstanding Preferred Stock, (ii) shares of Common Stock issuable upon exercise of outstanding options and (iii) shares of Common Stock issuable upon conversion of any outstanding convertible securities.

          2.  Sales by Founder.
              ----------------

              (a) Notice of Sales; Assignment of Company Right of First
                  -----------------------------------------------------
Refusal.
-------
                  (i)   If a Founder (the "Selling Founder") proposes to sell or
                                           ---------------
transfer any shares in a transaction or series of related transactions whereby the Company would have a right of first refusal on such sale or transfer pursuant to the Common Stock Purchase Agreement between the Selling Founder and the Company, then the Selling Founder shall promptly give written notice (the "Notice") to the Company and the Investors at least thirty (30) days prior to
 ------
the closing of such sale or transfer. The Notice shall describe in reasonable detail the proposed sale or transfer including, without limitation, the number of shares of Stock to be sold or transferred, the nature of such sale or transfer, the consideration to be paid, and the name and address of each prospective purchaser or transferee.

                  (ii) In the event that the Company declines to exercise in full its right of first refusal set forth in the Selling Founder's Common Stock Purchase Agreement with the Company in connection with the proposed transfer by the Founder, the Company will provide each Investor with notice of such determination at least fifteen (15) days prior to the end of the period in which the right of first refusal expires under such Founder's Common Stock Purchase Agreement. Each Investor shall then have the right, exercisable by notice prior to the end of such period, to exercise such right of first refusal as the Company's assignee on a pro rata basis (based upon the number of shares of Common Stock held by such Investor relative to the aggregate number of shares of Common Stock held by all Investors); provided that if fewer than all Investors elect to participate, the Stock that would otherwise be allocated to non-participating Investors shall be allocated to each participating Investor in a manner such that each participating Investor is entitled to purchase at least such Investor's pro rata portion of such unallocated Stock (based upon the number of Common Stock held by all participating Investors) or such different number of shares as the participating Investors shall mutually agree. The Company agrees to assign its right of first refusal as applicable pursuant to this Section 2(a) and the Founders hereby grant their consent for such assignment. Upon expiration or exercise of the right of first refusal, the Company will provide notice to all Investors as to whether or not the right of first refusal has been exercised by the Company or the Investors.

              (b) Co-Sale Right.  To the extent that the right of first refusal
                  -------------
under Section 2(a) or the Founders Common Stock Purchase Agreement is not exercised by the Company, each Investor shall have the right, exercisable upon written notice to the Selling Founder within fifteen (15) days after receipt of the notice indicating whether or not the right of first refusal has been exercised by the Company or the Investors, to participate in such sale of Stock on the same terms and conditions, whether to the Investors pursuant to Section 2(a)(ii) or to individuals or entities that are not Investors. To the extent one or more of the Investors exercises such right of participation in accordance with the terms and conditions set forth below, the number of shares of Stock that the Selling Founder may sell in the transaction shall be correspondingly reduced. The co-sale right of each Investor shall be subject to the following terms and conditions:

                    (i) Each Investor may sell all or any part of that number of shares of Common Stock held by such Investor that is equal to the product obtained by multiplying (x) the aggregate number of shares of Stock covered by the Notice and not being purchased by the Company pursuant to Section 2(a) by
(y) a fraction, the numerator of which is the number of Common Stock owned by the Investor at the time of the sale or transfer and the denominator of which is the combined number of shares of Common Stock of the Company at the time owned by all Investors and the Selling Founder.

                    (ii) Each Investor shall effect its participation in the sale by promptly delivering to the Selling Founder for transfer to the prospective purchaser one or more certificates, properly endorsed for transfer, which represent:

                         (A) the type and number of shares of Common Stock which
such Investor elects to sell; or

                         (B) that number of shares of Preferred Stock which is
at such time convertible into the number of shares of Common Stock that such Investor elects to sell; provided, however, that if the prospective purchaser objects to the delivery of Preferred Stock in lieu of Common Stock, such Investor shall convert such Preferred Stock into Common Stock and deliver Common Stock as provided in Section 2(b)(ii)(A) above. The Company agrees to make any such conversion concurrent with the actual transfer of such shares to the purchaser.

              (c) The stock certificate or certificates that the Investor delivers to the Selling Founder pursuant to Section 2(b) shall be transferred to the prospective purchaser in consummation of the sale of the Stock pursuant to the terms and conditions specified in the Notice, and the Selling Founder shall concurrently therewith remit to such Investor that portion of the sale proceeds to which such Investor is entitled by reason of its participation in such sale. To the extent that any prospective purchaser or purchasers prohibits such assignment or otherwise refuses to purchase shares or other securities from an Investor exercising its rights of co-sale hereunder, the Selling Founder shall not sell to such prospective purchaser or purchasers any Stock unless and until, simultaneously with such sale, the Selling Founder shall purchase such shares or other securities from such Investor upon the substantially similar terms as for the purchase of stock by such prospective purchaser.

              (d) The exercise or non-exercise of the rights of the Investors hereunder to participate in one or more sales of Stock made by any of the Founders shall not adversely affect the Investors' rights to participate in subsequent sales of Stock subject to Section 2(a).

              (e) To the extent the Investors do not elect to participate in the sale of Stock subject to the Notice, the Selling Founder may conclude a transfer of the Stock covered by the Notice and not elected to be purchased by the Investors on terms and conditions subject to the terms of the Selling Founder's Common Stock Purchase Agreement. Any subsequent transfer of any Stock by the Selling Founder shall again be subject to the right of first refusal right of the Company and the Investors (as applicable) and the co-sale right of the Investors.

          3.  Exempt Transfers.  Notwithstanding the foregoing, the right of
              ----------------
first refusal and the co-sale rights of the Investors shall not apply to any transfer of Stock that is not subject to the Company's Right of First Refusal under the Common Stock Purchase Agreements with the Founders. This Agreement shall in no manner limit the right of the Company to repurchase securities from a Founder at cost pursuant to any Stock Purchase Agreement between the Company and such Founder.

          4.  Prohibited Transfers.
              --------------------

              (a) In the event any of the Founders should sell any Stock in contravention of the right of first refusal and the co-sale rights of the Investors under this agreement (a "Prohibited Transfer"), the Investors, in addition to such other remedies as may be available at law, in equity or hereunder, shall have the put option provided below, and such Founder (the "Transferring Founder") shall be bound by the applicable provisions of such option.

              (b) In the event of a Prohibited Transfer, each Investor shall have the right to sell to the Transferring Founder the type and number of shares of Stock equal to the number of shares each Investor would have been entitled to transfer to the purchaser under Section 2(b) hereof had the Prohibited Transfer been effected pursuant to and in compliance with the terms hereof. Such sale shall be made on the following terms and conditions:

                   (i) The price per share at which the shares are to be sold to the Transferring Founder shall be equal to the price per share paid by the purchaser to the Transferring Founder in the Prohibited Transfer. The Transferring Founder shall also reimburse each Investor for any and all fees and expenses, including legal fees and expenses, incurred pursuant to the exercise or the attempted exercise of the Investor's rights under Section 2.

                   (ii) Within ninety (90) days after the later of the dates on which the Investor (A) received notice of the Prohibited Transfer or (B) otherwise become aware of the Prohibited Transfer, the Investor shall, if exercising the option created hereby, deliver to the Transferring Founder the certificate or certificates representing shares to be sold, each certificate to be properly endorsed for transfer.

                   (iii) The Transferring Founder shall, upon receipt of the certificate or certificates for the shares to be sold by an Investor, pursuant to this Section 4(b)(iii), pay the aggregate purchase price therefor and the amount of reimbursable fees and expenses, as specified in Section 4(b)(i), in cash or by other means acceptable to the Stockholder.

                   (iv) Notwithstanding the foregoing, any attempt by a Founder to transfer Stock in violation of Section 2 hereof shall be void and the Company agrees it will not effect such a transfer nor will it treat any alleged transferee as the holder of such shares without the written consent of at least a majority-in-interest of the Common Stock held by the Investors.

          5.  Legend.
              ------

              (a) Each certificate representing shares of Stock now or hereafter owned by a Founder or issued to any person in connection with a transfer pursuant to Section 3(a) hereof shall be endorsed with the following legend:

          "THE SALE, PLEDGE, HYPOTHECATION OR TRANSFER OF THE
          SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT BY AND BETWEEN THE STOCKHOLDER, THE
          CORPORATION AND CERTAIN HOLDERS OF STOCK OF THE CORPORATION. COPIES OF SUCH AGREEMENT MAY BE OBTAINED UPON WRITTEN
          REQUEST TO THE SECRETARY OF THE CORPORATION."

              (b) Each Founder agrees that the Company may instruct its transfer agent to impose transfer restrictions on the shares represented by certificates bearing the legend referred to in Section 5(a) above to enforce the provisions of this Agreement and the Company agrees to promptly do so. The legend shall be removed upon termination of this Agreement.

          6.  Miscellaneous.
              -------------

              (a)   Governing Law. This Agreement shall be governed by and
                    -------------
construed under the laws of the State of California as applied to agreements among California residents, made and to be performed entirely within the State of California.

              (b)   Amendment; Termination of Prior Agreement. Any provision may
                    -----------------------------------------
be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only by the written consent of (i) as to the Company, only by the Company, (ii) as to the Investors, by persons or entities holding more than at least two-thirds (2/3) of the Common Stock, issued or issuable, held by the Investors and their assignees pursuant to Section 6.3 hereof; provided, however, that any Investor may waive any of its rights hereunder without obtaining the consent of any other Investor;
(iii) as to a Founder, by such Founder or his respective assignee, pursuant to
Section 6(c) hereof. Any amendment or waiver effected in accordance with clauses
(i), (ii) and (iii) of this Section shall be binding upon each Investor, its successors and assigns, the Company and the Founder. Notwithstanding the foregoing, the provisions of Section 2(b)(ii) may be waived only with the unanimous consent of the Board of Directors. Notwithstanding the foregoing, in the event that the Board of Directors of the Company approves the addition of an individual as a Founder, such individual may be added as a party to this Agreement, considered a Founder and become subject to the provisions of this Agreement by executing a signature page. The Company, the Existing Investors constituting a majority in interest of the Common Stock, issued and issuable, held by the Investors and their assignees (as defined in the Prior Agreement) now outstanding, and the Founders, agree that the Prior Agreement has been amended and restated in its entirety by this Agreement.

          (c)   Assignment of Rights.  This Agreement and the rights and
                --------------------
obligations of the parties hereunder shall inure to the benefit of, and be binding upon, their respective successors, assigns and legal representatives. Notwithstanding the foregoing, the rights of the Investors hereunder are only assignable (i) by each of such Investors to any other Investor or (ii) to an assignee or transferee who acquires all of the Common Stock purchased by a Investor.

          (d)   Term.  This Agreement shall terminate upon the earlier of (i)
                ----
the closing of a firm commitment underwritten public offering pursuant to an effective registration statement on Form S-1 under the Securities Act, covering the offer and sale of the Company's Common Stock with a per share price to the public of $8.00 per share (adjusted for stock splits, dividends, recapitalizations and the like) and aggregate cash proceeds to the Corporation of $15,000,000 (net of underwriting discounts and commissions), (ii) a sale of all or substantially all of the assets of the Company, or a merger or consolidation of the Company, unless the Company's shareholders of record as
                              ------
constituted immediately prior to such acquisition or sale will, immediately after such acquisition or sale (by virtue of securities issued as consideration for the Company's acquisition or sale or otherwise) hold at least 50% of the voting power of the surviving or acquiring entity in approximately the same relative percentages after such acquisition or sale as before such acquisition or sale, (iii) such time as the Investors hold and aggregate of less than 1,000,000 shares of Common Stock and (iv) the execution by the Company of a general assignment for the benefit of creditors or the appointment of a receiver or trustee to take possession of the property and assets of the Company.

          (e)   Ownership.  Each Founder represents and warrants, severally but
                ---------
not jointly, that he is the sole legal and beneficial owner of the shares of stock subject to this Agreement and that no other person has any interest (other than a community property interest) in such shares.

          (f)   Notices. All notices required or permitted hereunder shall be in
                -------
writing and shall be deemed effectively given upon personal delivery to the party to be notified or five (5) days after deposit in the United States mail, by registered or certified mail, postage prepaid and properly addressed to the party to be notified as set forth on the signature page hereof or at such other address as such party may designate by ten (10) days' advance written notice to the other parties hereto.

          (g)   Severability. In the event one or more of the provisions of this
                ------------
Agreement should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

          (h)   Attorney Fees. In the event that any dispute among the parties
                -------------
to this Agreement should result in litigation, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

          (i)   Counterparts.  This Agreement may be executed in two or more
                ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          (j)   Stock Split.  All references to numbers of shares in this
                -----------
Agreement shall be appropriately adjusted to reflect any stock dividend, split, combination or other recapitalization of shares by the Company occurring after the date of this Agreement.

          (k)   Aggregation of Stock. All shares of Common Stock held or
                --------------------
acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

                    [REST OF PAGE LEFT INTENTIONALLY BLANK]

          IN WITNESS WHEREOF, the parties have executed this Amended and Restated Right of First Refusal and Co-Sale Agreement as of the date first above written.

                                        COMPANY:

                                        FLYCAST COMMUNICATIONS
                                        CORPORATION


                                        By: /s/ George Garrick
                                            ------------------------------
                                            George Garrick, President

                                        Address: 181 Fremont Street; Suite 120
                                                 San Francisco, CA  94105

                                        INVESTORS:

                                        BESSEMER VENTURE PARTNERS IV
                                        LP

                                        By:  Deer IV & Co. LLC
                                             Its General Partner


                                        By: /s/ Robert H. Buescher
                                            ------------------------------
                                            Robert H.  Buescher, Manager


                                        BESSEMER VENTURE INVESTORS LP

                                        By:  Deer IV & Co. LLC
                                             Its General Partner


                                        By: /s/ Robert H. Buescher
                                            ------------------------------
                                            Robert H.  Buescher, Manager

                                        Address: 1400 Old Country Road,
                                                 Suite 407 Westbury, NY 11590



                SIGNATURE PAGE TO AMENDED AND RESTATED RIGHT OF
                      FIRST REFUSAL AND CO-SALE AGREEMENT

                                    CHARLES RIVER PARTNERSHIP
                                    VIII, A LIMITED PARTNERSHIP

                                    By: Charles River VIII GP Limited
                                        Partnership, General Partner

                                    By: /s/
                                        ----------------------------------
                                        General Partner

                                    Address: 1000 Winter Street, Suite 3300
                                             Waltham, MA 02154


                                    INTELLIGENT MEDIA VENTURES, INC.


                                    By: /s/ Bradley Greene
                                        ----------------------------------
                                                  Bradley Greene
                                                  Attorney in Fact
                                    Address: 59 Executive Park Dr. South
                                              N. E. Atlanta, GA 30329


                                    PACIFIC TELESIS GROUP



                                    By: /s/ Donald E. Kiernan
                                        ----------------------------------
                                                Donald E. Kiernan,
                                    Executive Vice President, Chief Financial
                                                      Officer

                                    Address: Pacific Telesis Group
                                             175 E. Houston
                                             11th Floor
                                             San Antonio, TX 78205
                                             ATTN: General Attorney, M & A Legal

                                    Facsimile: 210-351-3488

                                    /s/ Peter D. Olson
                                    --------------------------------------
                                    Peter D. Olson

                                    Address: H3D Entertainment
                                             20195 Stevens Creek Blvd.
                                             Cupertino, CA 95014


                                    ALEX BROWN & SONS, CUSTODIAN
                                    FBO PETER D. OLSON


                                    By: /s/ Peter D. Olson
                                       -----------------------------------
                                           Peter D. Olson


                                    ALEX BROWN & SONS, CUSTODIAN
                                    FBO LAWRENCE G. BRAITMAN


                                    By: /s/ Lawrence G. Braitman
                                       -----------------------------------
                                              Lawrence G. Braitman


                                    Address:  123 Townsend Street, Suite 226
                                              San Francisco, CA  94107


                                    --------------------------------------
                                    Ruth C. Dorward

                                    Address:  14200 1st Avenue South, #366
                                              Burien, WA  98168


                           SIGNATURE PAGE TO AMENDED
                          AND RESTATED RIGHT OF FIRST
                              REFUSAL AND CO-SALE
                                   AGREEMENT

                                    --------------------------------------
                                    Bill Baughman



                                    --------------------------------------
                                    Shirley Baughman

                                    Address:  c/o Haigh, Patty Baughman
                                              4408 216th S.W., Unit A
                                              Mount Lake Terrace, WA  98043

                          SIGNATURE PAGE TO AMENDED
                          AND RESTATED RIGHT OF FIRST
                              REFUSAL AND CO-SALE
                                   AGREEMENT

                                    --------------------------------------
                                    Dave Thompson



                                    --------------------------------------
                                    Beverly Thompson

                                    Address:  23850 Star Court
                                              Auburn, CA  95603

                          SIGNATURE PAGE TO AMENDED
                          AND RESTATED RIGHT OF FIRST
                              REFUSAL AND CO-SALE
                                   AGREEMENT

                                    ALEX BROWN & SONS, CUSTODIAN
                                    FBO HOWARD BRAITMAN


                                    By: /s/ Howard Braitman
                                       -----------------------------------
                                       Howard Braitman

                                    Address:  5225 Clearbrook Drive
                                              Concord, CA  94521

                                    /s/ Rhona Rogers
                                    --------------------------------------
                                    Rhona Rogers

                                    Address:  1906 South Forst Hill Place
                                              Danville, CA  94526

                                    /s/ Richard L. Thompson
                                    --------------------------------------
                                    Richard L. Thompson

                                    Address:  123 Townsend Street, Suite 226
                                              San Francisco, CA 94107


                          SIGNATURE PAGE TO AMENDED
                          AND RESTATED RIGHT OF FIRST
                              REFUSAL AND CO-SALE
                                   AGREEMENT

                                    /s/ Jeffrey Y. Suto
                                    --------------------------------------
                                    Jeffrey Y. Suto

                                    Address:  c/o Venture Law Group
                                                  2775 Sand Hill Road
                                                  Menlo Park, CA  94025


                          SIGNATURE PAGE TO AMENDED
                          AND RESTATED RIGHT OF FIRST
                              REFUSAL AND CO-SALE
                                   AGREEMENT

                                    VLG INVESTMENTS 1997


                                    By: /s/ Joshua Pickus
                                        -------------------

                                    Title:    General Partner
                                              ---------------

                                    Print Name:    Joshua Pickus
                                                   -------------


                          SIGNATURE PAGE TO AMENDED
                          AND RESTATED RIGHT OF FIRST
                              REFUSAL AND CO-SALE
                                   AGREEMENT

                                    FOUNDERS:


                                    /s/ Lawrence G. Braitman
                                    --------------------------------------
                                    Lawrence G. Braitman


                                    David W. Roth

                                    /s/ Richard L. Thompson
                                    --------------------------------------
                                    Richard L. Thompson


                                    --------------------------------------
                                    Miles Walsh

                                    /s/ George Garrick
                                    --------------------------------------
                                    George Garrick

                          SIGNATURE PAGE TO AMENDED
                          AND RESTATED RIGHT OF FIRST
                              REFUSAL AND CO-SALE
                                   AGREEMENT

                                    WESTERN INVESTMENTS CAPITAL, LLC


                                    By: /s/ Tania Modic
                                       --------------------

                                    Title:    Managing Member
                                              ---------------

                                    Print Name:    Tania Modic
                                                   -----------

                          SIGNATURE PAGE TO AMENDED
                          AND RESTATED RIGHT OF FIRST
                              REFUSAL AND CO-SALE
                                   AGREEMENT

                                    /s/
                                    --------------------------------------
                                    William T. Burgin


                                    BRIMSTONE ISLAND CO. L.P.


                                    By: /s/
                                       -----------------------------------

                                    Name:

                                    Its:


                                    /s/
                                    --------------------------------------
                                    Neill B. Brownstein

                                    /s/
                                    --------------------------------------
                                    Robert H. Buescher

                                    /s/
                                    --------------------------------------
                                    G. Felda Hardymon

                                    /s/
                                    --------------------------------------
                                    Christropher Gabrieli


                          SIGNATURE PAGE TO AMENDED
                          AND RESTATED RIGHT OF FIRST
                              REFUSAL AND CO-SALE
                                   AGREEMENT

                                    GABRIELI FAMILY FOUNDATION


                                    By: /s/
                                       -----------------------------------
                                    Name:
                                         ---------------------------------
                                    Its:
                                        ----------------------------------


                                    /s/
                                    --------------------------------------
                                    Michael I. Barach

                                    /s/
                                    --------------------------------------
                                    David J. Cowan

                                    /s/
                                    --------------------------------------
                                    Bruce K. Graham

                                    /s/
                                    --------------------------------------
                                    Diane N. McPartlin

                                    /s/
                                    --------------------------------------
                                    Ravi B. Mhatre

                                    /s/
                                    --------------------------------------
                                    Gautam A. Prakash


                           SIGNATURE PAGE TO AMENDED
                          AND RESTATED RIGHT OF FIRST
                              REFUSAL AND CO-SALE
                                   AGREEMENT

                                    /s/
                                    --------------------------------------
                                    Robi L. Soni

                                    /s/
                                    --------------------------------------
                                    Joanna A. Strober

                                    /s/
                                    --------------------------------------
                                    William R. Wasik

                                    /s/
                                    --------------------------------------
                                    Rodney A. Cohen

                                    /s/
                                    --------------------------------------
                                    Richard R. Davis

                                    /s/
                                    --------------------------------------
                                    Adam P. Godfrey


                                    LINDSAY 1994 FAMILY PARTNERSHIP, L.P.


                                    By: /s/
                                       -----------------------------------
                                    Name:
                                         ---------------------------------
                                    Its:
                                         ---------------------------------


                           SIGNATURE PAGE TO AMENDED
                          AND RESTATED RIGHT OF FIRST
                              REFUSAL AND CO-SALE
                                   AGREEMENT

                                    /s/
                                    --------------------------------------
                                    John G. MacDonald

                                    /s/
                                    --------------------------------------
                                    Howard S. Markowitz


                                    /s/
                                    --------------------------------------
                                    Robert J. S. Roriston


                                    /s/
                                    --------------------------------------
                                    Steven L. Williamson


                                    WOODS 1994 FAMILY PARTNERSHIP, L.P.


                                    By: /s/
                                       -----------------------------------
                                    Name:
                                         ---------------------------------
                                    Its:
                                         ---------------------------------

                                    BVP IV SPECIAL SITUATIONS L.P.


                                    By:

                                    Name:

                                    Its:

                                    Address:   c/o Bessemer Partners IV L.P.
                                               1400 Old Country Road, Suite 407
                                               Westbury, NY  11590


                           SIGNATURE PAGE TO AMENDED
                          AND RESTATED RIGHT OF FIRST
                              REFUSAL AND CO-SALE
                                   AGREEMENT

                                    ST. PAUL VENTURE CAPITAL IV, LLC


                                    By: /s/ James R. Simons
                                          James R. Simons, General Partner


                                    ST. PAUL VENTURE CAPITAL AFFILIATES FUND I,
                                    LLC

                                    By:   St. Paul Venture Capital, Inc.
                                    Its:  Manager


                                    By: /s/ James R. Simons
                                          James R. Simons, Executive Vice
                                          President

                                    Address:  St. Paul Venture Capital
                                              8500 Normandale Lake Blvd.
                                              Suite 1940
                                              Bloomington, MN  1940

                                        /s/ Jeff Goodman

                                    Jeff Goodman

                                    Address:  665 Silver Ave.
                                              Half Moon Bay, CA 94019


                                        /s/ Rob Coneybeer

                                    Rob Coneybeer

                                    Address:  1971 Broadway
                                              San Francisco, CA 94109


                           SIGNATURE PAGE TO AMENDED
                          AND RESTATED RIGHT OF FIRST
                              REFUSAL AND CO-SALE
                                   AGREEMENT

                                    COMDISCO, INC.


                                    By: /s/

                                    Name:

                                    Title:

                                    Address:  3000 Sand Hill Road
                                              Building 1, Suite 155
                                              Menlo Park, CA  94025
                                              Attn:  Christine Fera

                           SIGNATURE PAGE TO AMENDED
                          AND RESTATED RIGHT OF FIRST
                              REFUSAL AND CO-SALE
                                   AGREEMENT

                                    BESSEC VENTURES IV L.P.

                                    By:  Deer IV & Co. LLC, It's General Partner


                                    By: /s/ Robert H. Buescher
                                         Robert H. Buescher, Manager


                           SIGNATURE PAGE TO AMENDED
                          AND RESTATED RIGHT OF FIRST
                              REFUSAL AND CO-SALE
                                   AGREEMENT

                                    INTELLIGENT MEDIA VENTURES, INC.

                                    By:  /s/ Bradley Greene
                                         ____________________________
                                              Bradley Greene
                                              Attorney in Fact
                                    Address: 59 Executive Park Dr. South
                                             N.E. Atlanta, GA 30329

                                    FRANK L. WALTERS


                                    By: /s/ Frank L. Walters
                                        ______________________________
                                        Name: Frank L. Walters


                                    Address:  23 Fairview Ave.
                                              Atherton, CA 94027

                                    Facsimile: 650-321-0157



                                    By: ______________________________



                                    Address:


                                    Facsimile:

                                    HOWARD DRAFT


                                    By: /s/ Howard Draft
                                        __________________________________
                                        Name: Howard Draft


                                    Address:  633 N. St. Clair Street
                                              20/th/ Floor
                                              Chicago, IL 60611

                                    ABS EMPLOYEE VENTURE FUND, LP


                                    By: /s/


                                    Name:______________________________

                                    Title:_____________________________

                                    Address:


                                    Facsimile:

                                    U.S. DEVELOPMENT CAPITAL
                                    INVESTMENT COMPANY


                                    By: /s/
                                        ____________________________________
                                        Name:
                                        Title:

                                    Address:

                                  SCHEDULE A
                                  ----------

                                   INVESTORS


INVESTOR

Bessemer Venture Partners IV LP
   1400 Old Country Road, Suite 407
   Westbury, NY  11590

Bessemer Venture Investors LP
   1400 Old Country Road, Suite 407
   Westbury, NY  11590

Charles River Partnership VIII
   1000 Winter Street, Suite 3300
   Waltham, MA 02154

Peter D. Olson
   H3D Entertainment
   20195 Stevens Creek Blvd.
   Cupertino, CA  95014

Ruth Dorward
   14200 1st Avenue South, #366
   Burien, WA  98168

Bill and Shirley Baughman
   c/o Haigh, Patty Baughman
   4408 216th S.W., Unit A
   Mount Lake Terrace, WA  98043

Dave and Beverly Thompson
   23850 Star Court
   Auburn, CA  95603

                     SECOND CLOSING - ADDITIONAL INVESTORS
                     -------------------------------------

SECOND CLOSING - BESSEMER INVESTORS

INVESTOR
--------
William T. Burgin
Brimstone Island Co. L.P.
Neill H. Brownstein
Robert H. Buescher
G. Felda Hardymon
Christopher Gabrieli
Gabrieli Family Foundation
Michael I. Barach
David J. Cowan
Bruce K. Graham
Diane N. McPartlin
Ravi B. Mhatre
Gautam A. Prakash
Robi L. Soni
Joanna A. Strober
William R. Wasik
Rodney A. Cohen
Richard R. Davis
Adam P. Godfrey
Lindsay 1994 Family Partnership, L.P.
John G. MacDonald
Howard S. Markowitz
Robert J. S. Roriston
Steven L. Williamson
Woods 1994 Family Partnership, L.P.
Bessemer Venture Partners IV L.P.
BVP IV Special Situations L.P.

     Address: c/o Bessemer Partners IV L.P.
              1400 Old Country Road
              Suite 407
              Westbury, NY 11590
              Attn. Robert H. Buescher

SECOND CLOSING - FRIENDS OF THE COMPANY:
----------------------------------------

INVESTOR
--------

VLG Investments 1997

     Address:  c/o Venture Law Group
               2800 Sand Hill Road
               Menlo Park, CA 94025
               Attn. Linda K. Glisson

UMB, N.A., as Trustee For Brobeck, Phleger &
 Harrison Savings Trust FBO Jeffrey Y. Suto

     Address:  1010 Grand Blvd.
               Kansas City, MO 64106
               Attn. Susan Longrace

THIRD CLOSING - ADDITIONAL CORPORATE INVESTORS
----------------------------------------------
              AND FRIENDS OF THE COMPANY
              --------------------------

St. Paul Venture Capital IV, LLC
St. Paul Venture Capital Affiliates Fund I, LLC

     Address:  8500 Normandale Lake Blvd.
               Suite 1940
               Bloomington, MN  55437
               Attn:  James R. Simons

Jeff Goodman

     Address:  665 Silver Ave.
               Half Moon Bay, CA 94019

Rob Coneybeer

     Address:  1971 Broadway
               San Francisco, CA 94109

COMDISCO CLOSING:
-----------------

Comdisco, Inc.

     Address:  3000 Sand Hill Road.
               Building 1, Suite 155
               Menlo Park, CA 94025
               Attn:  Christine Fera

      SERIES C CLOSINGS--ADDITIONAL INVESTORS
      ---------------------------------------

Intelligent Media Ventures, Inc.

     Address:  59 Executive Park Dr. South
               N.E. Atlanta, GA 30329

Pacific Telesis Group

     Address:  175 E. Houston
               11/th/ Floor
               San Antonio, TX 78025
               Attn: General Attorney, M&A
               Legal

Frank L. Walters.

     Address:  23 Fairview Ave.
               Atherton, CA 94027